Exhibit 24

KiOR, Inc.

                                Power of Attorney

        WHEREAS,  the  undersigned,  in his or her  capacity  as a  director  or officer or both, as the case may be, of KiOR, Inc., a Delaware  corporation (the
"Company"),  may be required to file with the Securities and Exchange Commission
(the "Commission")  under Section 16 of the Securities  Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the
"Exchange  Act"),  Forms  3, 4 and 5  ("Forms")  relating  to the  undersigned's holdings of and transactions in securities of the Company;

        NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint John H.
Karnes,  Christopher A. Artzer,  and each of them severally,  as his or her true and lawful  attorney-in-fact or attorneys-in-fact and agent or agents with power to act with or  without  the  other  and with  full  power of  substitution  and resubstitution,  to execute in his or her name,  place and stead,  in his or her capacity as a director or officer or both,  as the case may be, of the  Company,
Forms and any and all amendments  thereto and any and all instruments  necessary or  incidental in  connection  therewith,  if any, and to file the same with the
Commission   and  any  stock   exchange   or   similar   authority.   Each  said
attorney-in-fact and agent shall have full power and authority to do and perform in the name and on behalf of the  undersigned in any and all  capacities,  every act whatsoever  necessary or desirable to be done in the premises,  as fully and to all intents and purposes as the undersigned might or could do in person,  the undersigned hereby ratifying and approving the acts of said attorney. The powers and  authority  of each said  attorney-in-fact  and agent herein  granted  shall remain in full force and effect until the  undersigned is no longer  required to file Forms under the Exchange Act,  unless earlier revoked by the undersigned by giving  written  notice  of such  revocation  to the  Company.  The  undersigned acknowledges that the said attorneys-in-fact, in serving in such capacity at the request of the undersigned,  are not assuming,  nor is the Company assuming, any of the undersigned's  responsibilities to comply with Section 16 of the Exchange
Act.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this
     March 26, 2012.

                                        /s/ W. Roger Lyle
                                        ----------------------------------------
                                        Name: W. Roger Lyle